Exhibit 99.1

FOR IMMEDIATE RELEASE

FTC Grants Early Termination of Waiting Period for

VeraSun Energy and US BioEnergy Proposed Merger

Brookings, S.D., and St. Paul, Minn., Jan. 2, 2008 – VeraSun Energy Corp. (NYSE: VSE) and US BioEnergy Corp. (NASDAQ: USBE) today announced that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act for the proposed merger between VeraSun Energy and US BioEnergy. The merger remains subject to satisfaction of other conditions, including approval of the shareholders of both VeraSun Energy and US BioEnergy.

It is anticipated the merger will be completed during the first quarter of 2008.

VeraSun Energy and US BioEnergy initially announced intentions to merge on Nov. 29, 2007. Upon completion of the merger, the combined company will have nine ethanol production facilities in operation and seven additional facilities under construction. By the end of 2008, the combined company is expected to have a total production capacity of more than 1.6 billion gallons per year (BGY) from 16 operating biorefineries.

About VeraSun Energy Corporation

VeraSun Energy Corporation (NYSE: VSE), headquartered in Brookings, S.D., is a leading producer of renewable fuel. Founded in 2001, the company has 560 million gallons per year (MMGY) of production capacity through five operating ethanol production facilities in Aurora, S.D., Fort Dodge and Charles City, Iowa, Linden, Ind., and Albion, Neb. Four facilities are currently either under construction or development in Hartley, Iowa, Welcome, Minn., Reynolds, Ind., and Bloomingburg, Ohio. Upon completion of the new facilities, VeraSun Energy will have an annual production capacity of approximately one billion gallons. The company also has plans to extract oil from dried distillers grains, a co-product of the ethanol process, for use in biodiesel production.

The company markets E85, a blend of 85 percent ethanol and 15 percent gasoline for use in Flexible Fuel Vehicles (FFVs), directly to fuel retailers under the brand VE85™. VeraSun Energy now has approximately 150 VE85™ retail locations under contract in over a dozen states and Washington, D.C. For more information, please visit VeraSun Energy’s websites at www.verasun.com or www.VE85.com.

About US BioEnergy Corporation

US BioEnergy Corporation (NASDAQ: USBE), based in St. Paul, Minn., is a producer and marketer of ethanol and distillers grains. Founded in 2004, the company currently owns and operates four ethanol plants in Albert City, Iowa, Ord and Platte Valley, Neb., and Woodbury, Mich. Four additional ethanol plants are currently under construction in Marion, S.D., Hankinson, N.D., Dyersville, Iowa, and Janesville, Minn. Upon completion of these initiatives, the company will own and operate eight plants with combined expected ethanol production capacity of 750 million gallons.

Additional Information

In connection with the proposed transaction between VeraSun Energy and US BioEnergy, VeraSun Energy has filed a registration statement on Form S-4 with the SEC. Such registration statement includes a preliminary joint proxy statement of VeraSun Energy and US BioEnergy that also constitutes a preliminary prospectus of VeraSun Energy. The material contained herein is not a substitute for the preliminary joint proxy statement/prospectus and any other documents VeraSun Energy or US BioEnergy intend to file with the SEC. SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT VERASUN ENERGY, US BIOENERGY AND THE PROPOSED TRANSACTION. The preliminary joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from VeraSun Energy upon written request to VeraSun Energy Corporation, Attention: Investor Relations, 100 22nd Avenue, Brookings, South Dakota 57006, or by calling 605-696-7236, or from US BioEnergy, upon written request to US BioEnergy Corporation, Attention: Investor Relations, 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077, or by calling 651-554-5491.

Participants in the Proposed Transaction

This communication is not a solicitation of a proxy from any security holder of VeraSun Energy or US BioEnergy. However, VeraSun Energy, US BioEnergy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of VeraSun Energy may be found in its 2006 Annual Report on Form 10-K filed with the SEC on March 29, 2007, definitive proxy statement relating to its 2007 Annual Meeting of Shareholders filed with the SEC on April 12, 2007 and current reports on Form 8-K filed with the SEC on July 3, 2007, August 31, 2007, September 20, 2007 and December [26], 2007. Information about the directors and executive officers of US BioEnergy may be found in its 2006 Annual Report on Form 10-K filed with the SEC on March 30, 2007, definitive proxy statement relating to its 2007 Annual Meeting of Shareholders filed with the SEC on April 27, 2007 and current reports on Form 8-K filed with the SEC on August 13, 2007, October 3, 2007 (as amended) and November 6, 2007. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the preliminary joint proxy statement/prospectus referred to above.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between VeraSun Energy and US BioEnergy, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined business and products and any other statements regarding VeraSun Energy’s and US BioEnergy’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of shareholder approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected timeframes or at all and to successfully integrate their operations; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of the parties may be difficult; VeraSun Energy and US BioEnergy are subject to intense competition and increased competition is expected in the future; the volatility and uncertainty of corn, natural gas, ethanol and unleaded gasoline prices; the results of VeraSun Energy’s and US BioEnergy’s hedging transactions and other risk mitigation strategies; operational disruptions at VeraSun Energy’s or US BioEnergy’s facilities; VeraSun Energy’s and US BioEnergy’s ability to implement their expansion strategies as planned or at all; VeraSun Energy’s and US BioEnergy’s ability to locate and integrate potential future acquisitions; VeraSun Energy’s and US BioEnergy’s ability to develop an oil extraction business; development of infrastructure related to the sale and distribution of ethanol; VeraSun Energy’s and US BioEnergy’s limited operating histories; excess production capacity in VeraSun Energy’s and US BioEnergy’s industry; VeraSun Energy’s and US BioEnergy’s ability to compete effectively in its industry; VeraSun Energy’s and US BioEnergy’s ability to implement a marketing and sales network for their ethanol; changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices; environmental, health and safety laws, regulations and liabilities; future technological advances; limitations and restrictions contained in the instruments and agreements governing VeraSun Energy’s and US BioEnergy’s respective indebtedness; VeraSun Energy’s and US BioEnergy’s ability to raise additional capital and secure additional financing; VeraSun Energy’s and US BioEnergy’s ability to implement additional financial and management controls, reporting systems and procedures; costs of construction and equipment; and the other risk factors described in VeraSun Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in its most recent quarterly report filed with the SEC, and US BioEnergy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in its most recent quarterly report filed with the SEC. These documents can be obtained free of charge from the sources indicated above under the caption “Additional Information”. VeraSun Energy and US BioEnergy assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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VeraSun Energy Contacts:

Investors:

Patty Dickerson

605-696-7236

pdickerson@verasun.com

Media:

Mike Lockrem

605-696-7527

mlockrem@verasun.com

US BioEnergy Contacts:

Investors:

Rich Atkinson

651-554-5491

investor@usbioenergy.net

Media:

JD Bergquist

651-554-5490

media@usbioenergy.net